                                 AMENDMENT NO. 7
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

      This amendment dated as of October 15, 2004, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware statutory trust, and A I M Advisors, Inc., a Delaware corporation.

                              W I T N E S S E T H:

      WHEREAS, the parties desire to amend the Agreement to rename each INVESCO Fund by replacing "INVESCO VIF -" with "AIM V.I." and further to change the name of the INVESCO VIF - Core Equity Fund to the AIM V.I. Core Stock Fund;

      NOW, THEREFORE, the parties agree as follows:

      1. Appendix A and Appendix B to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                                              EFFECTIVE DATE OF
       NAME OF FUND                                           ADVISORY AGREEMENT
---------------------------------------                       ------------------
AIM V.I. Aggressive Growth Fund                               May 1, 2000
AIM V.I. Balanced Fund                                        May 1, 2000
AIM V.I. Basic Value Fund                                     September 10, 2001
AIM V.I. Blue Chip Fund                                       May 1, 2000
AIM V.I. Capital Appreciation Fund                            May 1, 2000
AIM V.I. Capital Development Fund                             May 1, 2000
AIM V.I. Core Equity Fund                                     May 1, 2000
AIM V.I. Core Stock Fund                                      April 30, 2004
AIM V.I. Dent Demographic Trends Fund                         May 1, 2000
AIM V.I. Diversified Income Fund                              May 1, 2000
AIM V.I. Dynamics Fund                                        April 30, 2004
AIM V.I. Financial Services Fund                              April 30, 2004
AIM V.I. Government Securities Fund                           May 1, 2000
AIM V.I. Growth Fund                                          May 1, 2000
AIM V.I. Health Sciences Fund                                 April 30, 2004
AIM V.I. High Yield Fund                                      May 1, 2000
AIM V.I. International Growth Fund                            May 1, 2000
AIM V.I. Large Cap Growth Fund                                September 1, 2003
AIM V.I. Leisure Fund                                         April 30, 2004
AIM V.I. Mid Cap Core Equity Fund                             September 10, 2001
AIM V.I. Money Market Fund                                    May 1, 2000
AIM V.I. Premier Equity Fund                                  May 1, 2000
AIM V.I. Real Estate Fund                                     April 30, 2004
AIM V.I. Small Cap Equity Fund                                September 1, 2003
AIM V.I. Small Company Growth Fund                            April 30, 2004
AIM V.I. Technology Fund                                      April 30, 2004
AIM V.I. Total Return Fund                                    April 30, 2004
AIM V.I. Utilities Fund                                       April 30, 2004

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

      The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                         AIM V.I. AGGRESSIVE GROWTH FUND

NET ASSETS                                                                                              ANNUAL RATE
----------                                                                                              -----------
First $150 million...............................................................................           0.80%
Over $150 million................................................................................          0.625%

                             AIM V.I. BALANCED FUND

NET ASSETS                                                                                              ANNUAL RATE
----------                                                                                              -----------
First $150 million...............................................................................          0.75%
Over $150 million................................................................................          0.50%

                            AIM V.I. BASIC VALUE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                                                              ANNUAL RATE
----------                                                                                              -----------
First $500 million...................................................................................       0.725%
Next $500 million....................................................................................       0.700%
Next $500 million....................................................................................       0.675%
Over $1.5 billion....................................................................................        0.65%

                             AIM V.I. BLUE CHIP FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND

Net Assets                                                                                              Annual Rate
----------                                                                                              -----------
First $350 million...............................................................................           0.75%
Over $350 million................................................................................          0.625%

                       AIM V.I. CAPITAL APPRECIATION FUND
                            AIM V.I. CORE EQUITY FUND
                              AIM V.I. GROWTH FUND
                          AIM V.I. PREMIER EQUITY FUND

NET ASSETS                                                                                              ANNUAL RATE
----------                                                                                              -----------
First $250 million...............................................................................          0.65%
Over $250 million................................................................................          0.60%

                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                          AIM V.I. HEALTH SCIENCES FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                           AIM V.I. TOTAL RETURN FUND

                                                                                                        ANNUAL RATE
                                                                                                        -----------
All Assets.......................................................................................          0.75%

                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NET ASSETS                                                                                              ANNUAL RATE
----------                                                                                              -----------
First $2 billion.................................................................................           0.77%
Over $2 billion..................................................................................           0.72%

                        AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                                                              ANNUAL RATE
----------                                                                                              -----------
First $250 million...............................................................................            0.60%
Over $250 million................................................................................            0.55%

                       AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                                                           ANNUAL RATE
----------                                                                                           -----------
First $250 million...............................................................................      0.50%
Over $250 million................................................................................      0.45%

                            AIM V.I. HIGH YIELD FUND

NET ASSETS                                                                                           ANNUAL RATE
----------                                                                                           -----------
First $200 million...............................................................................      0.625%
Next $300 million................................................................................       0.55%
Next $500 million................................................................................       0.50%
Over $1 billion..................................................................................       0.45%

                       AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                                                           ANNUAL RATE
----------                                                                                           -----------
First $250 million...............................................................................      0.75%
Over $250 million................................................................................      0.70%

                         AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                                                           ANNUAL RATE
----------                                                                                           -----------
First $1 billion.................................................................................        0.75%
Next $1 billion..................................................................................        0.70%
Over $2 billion..................................................................................       0.625%

                           AIM V.I. MONEY MARKET FUND

NET ASSETS                                                                                           ANNUAL RATE
----------                                                                                           -----------
First $250 million...............................................................................      0.40%
Over $250 million................................................................................      0.35%

                            AIM V.I. REAL ESTATE FUND

                                                                                                        ANNUAL RATE
                                                                                                        -----------
All Assets.......................................................................................           0.90%

                         AIM V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                                                             ANNUAL RATE
----------                                                                                             -----------
All Assets.......................................................................................         0.85%

                             AIM V.I. UTILITIES FUND

                                                                                                        ANNUAL RATE
                                                                                                        -----------
All Assets.......................................................................................          0.60%"

      2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

Date: October 15, 2004

                                             AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Lisa Moss                        By:/s/ Robert H. Graham
        --------------------------              -----------------------
        Assistant Secretary                     Robert H. Graham
                                                President
(SEAL)

                                             A I M ADVISORS, INC.

Attest: /s/ Lisa Moss                        By: /s/ Mark H. Williamson
        -----------------------                  -----------------------
        Assistant Secretary                      Mark H. Williamson
                                                 President
(SEAL)